MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

Supplement dated May 22, 2017 to the Summary Prospectus of the McDonnell Intermediate

Municipal Bond Fund (the “Fund”), dated May 1, 2017, as may be revised and supplemented from time to time.

Class T shares of the Fund are not currently available for purchase.